SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO._____)


  Filed by the Registrant                                    [X]

  Filed by a Party other than the Registrant                 [ ]

[ ]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                 NVE CORPORATION
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rule ss. 14a-6(i)(4) and 0-11.

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid                     $___________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                         ------------------------------
                                NVE CORPORATION
                            11409 VALLEY VIEW ROAD
                         EDEN PRAIRIE, MINNESOTA 55344
                         ------------------------------

                         NOTICE AND PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 25, 2002

To the Shareholders of NVE Corporation:

The Annual Meeting of Shareholders of NVE Corporation (the "Company") will be held at the Company's headquarters, 11409 Valley View Road, Eden Prairie, Minnesota 55344, on Thursday, July 25, 2002 at 3:30 p.m. Central Daylight Time, for the following purposes:

         1.       To elect six directors to serve until the next
                  Annual Meeting of Shareholders.

         2. To consider and act on such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Company's Board of Directors has fixed the close of business on May 31, 2002 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment thereof.

                                       By Order of the Board of Directors

                                       /s/ Richard George
                                       Richard George
                                       Secretary

June 25, 2002

--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES.
--------------------------------------------------------------------------------

                         -----------------------------
                                NVE CORPORATION
                            11409 VALLEY VIEW ROAD
                         EDEN PRAIRIE, MINNESOTA 55344
                         -----------------------------


                                 PROXY STATEMENT

                 ANNUAL MEETING OF SHAREHOLDERS, JULY 25, 2002

         This Proxy Statement is furnished to shareholders of NVE Corporation, a Minnesota corporation ("NVE" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on Thursday, July 25, 2002 at 3:30 p.m. local time at the Company's headquarters, 11409 Valley View
Road, Eden Prairie, Minnesota 55344,and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of Proxy were first mailed to shareholders of the Company on or about June 25, 2002.

                     SOLICITATION AND REVOCATION OF PROXIES

         The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally or by telephone, but such persons will not be specifically compensated for such services.

         Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in such form may revoke it either by submitting a new proxy card or by completing a ballot at the meeting at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specification indicated thereon. If no specification is indicated on a proxy, such proxy will be voted in favor of Proposal 1 described herein.

                          VOTING SECURITIES AND RIGHTS

         Only shareholders of record at the close of business on May 31, 2002 are entitled to execute proxies or to vote at the annual meeting. As of said date there were outstanding 20,785,549 shares of the Company's common stock, $.01 par value per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held with respect to the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders and any other matters that may properly come before the meeting. A majority of the outstanding shares entitled to vote are required to constitute a quorum at the meeting. The affirmative vote of a majority of the Common Stock present, in person or by proxy, and entitled to vote at the annual meeting, is required to approve the matters mentioned in the foregoing Notice of Annual Meeting. Proxies indicating abstention from a vote and broker non-votes will be counted toward determining whether a quorum is present at the meeting, but will not be counted toward determining if a majority of the Common Stock present has voted affirmatively.

      OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

         The following table sets forth certain information as of May 15, 2002 with respect to the Company's Common Stock beneficially owned by each director, by each nominee for director, by each person known to the Company to beneficially own more than five percent of the Company's Common Stock, based solely upon filings made by such persons under Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act"), by each named executive officer set forth in the compensation table and by all executive officers and directors as a group.

        NAME                           ADDRESS            SHARES OWNED   PERCENT
        ----                           -------            ------------   -------
Norwest Venture Partners       3600 IDS Center             7,577,434(1)     37%
                               Minneapolis, MN 55402

Cypress                        3901 North First Street     5,434,243(2)     24%
Semiconductor Corporation      San Jose, CA 95134

James Daughton                 18687 Melrose Chase         2,645,750(3)     12%
                               Eden Prairie, MN 55347

Motorola, Inc.                 1303 East Algonquin Rd.     1,750,000(4)      8%
                               Schaumberg, IL 60196

Richard George                 5145 Tifton Dr.               509,674         2%
                               Edina, MN 55439

Daniel A. Baker                11409 Valley View Rd.         352,000(5)      2%
                               Eden Prairie, MN 55344

Jay Brown                      11409 Valley View Rd.         288,173(6)      1%
                               Eden Prairie, MN 55344

John Myers                     11409 Valley View Rd.         244,037(7)      1%
                               Eden Prairie, MN 55344

Robert Irish                   17910-39th Place North        206,261(8)      1%
                               Plymouth, MN 55446-1318

Terrence Glarner               3600 IDS Center                48,000(9)      *
                               Minneapolis, MN 55402

Herbert Goronkin               8641 S. Willow Dr.              9,500(10)     *
                               Tempe, AZ 85284

Jeffrey K. Kaszubinski         3901 North First Street             0(11)     *
                               San Jose, CA 95134

All Company directors, officers, and owners of
more than 5% of the stock as a group (12 entities)        19,065,072        81%
________

*Less than 1%

(1) Includes shares held by Norwest Equity Partners IV, LLP, and Norwest Equity Partners V, LLP.
(2) Includes 2,000,000 shares issuable upon the exercise of a warrant for shares of common stock of the Company.
(3) Includes 185,750 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of May 1, 2002. Excludes unvested options to purchase up to 102,250 shares of common stock of the Company.
(4) Excludes 30,000 shares issuable upon the exercise of options that are held by Mr. Goronkin.
(5) Includes 350,000 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of May 1, 2002. Excludes unvested options to purchase up to 350,000 shares of common stock of the Company.
(6) Includes 54,250 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of May 1, 2002. Excludes unvested options to purchase up to 235,750 shares of common stock of the Company.
(7) Consists entirely of shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of May 1, 2002. Excludes unvested options to purchase up to 306,750 shares of common stock of the Company.
(8) Includes 24,000 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of May 1, 2002.
(9) Includes 45,000 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of May 1, 2002. Excludes shares held by Norwest Equity Partners, for which Mr. Glarner is a consultant.
(10) Includes of 7,500 shares issuable upon the exercise of options that are currently or will become exercisable within 60 days of May 1, 2002. Excludes unvested options to purchase up to 22,500 shares of common stock of the Company and shares held by Motorola, Inc., Mr. Goronkin's employer.
(11) Excludes shares and warrant held by Cypress Semiconductor Corporation, Mr. Kaszubinski's employer.

                                   PROPOSAL 1
                         ELECTION OF BOARD OF DIRECTORS

         The Board of Directors has set the number of directors at six. All six directors are to be elected at the annual meeting to serve until the 2003 annual meeting of shareholders. The Board of Directors has nominated the following persons for election:

        TERRENCE GLARNER, DANIEL A. BAKER, JAMES DAUGHTON, HERBERT GORONKIN,
                    ROBERT IRISH, AND JEFFREY K. KASZUBINSKI

         All of the nominees for election as directors are presently directors of the Company except Mr. Kaszubinski. Mr. Kaszubinski was designated by Cypress Semiconductor Corporation ("Cypress") for nomination under their stock purchase agreement.

         The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. It is the intention of the individuals named as proxies to vote for the nominees. If any nominee should be unable to serve as a director, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommend.

         The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the annual meeting is required to elect each director.


                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

         Information regarding the persons nominated for election as directors is as follows:

      NOMINEE AND PRINCIPAL OCCUPATION               AGE      DIRECTOR SINCE
      ------------------------------------------    -----    ----------------
      Terrence Glarner                               59            1999
         President, West Concord Ventures, Inc.

      Daniel A. Baker                                44            2001
         President and Chief Executive Officer
         NVE Corporation

      James Daughton                                 65            1989
         Chief Technical Officer
         NVE Corporation

      Herbert Goronkin                               66            1995
         Vice President
         Motorola Laboratories

      Robert Irish                                   62            1992
         Consultant

      Jeffrey K. Kaszubinski                         46             New
         CEO, Silicon Magnetic Systems,
         a Cypress Subsidiary Corporation

         Terrence Glarner, Director and Chairman of the Board, age 59, has been a director since August, 1999, and Chairman since January, 2001.
Since February, 1993, Mr. Glarner has been the President of West Concord Ventures, Inc. Mr. Glarner also consults with Norwest Venture Capital, an affiliate of Norwest Growth Fund, Inc. Prior to starting West Concord Ventures, Mr. Glarner was the President of North Star Ventures, Inc. from 1988 to February 1993, a firm which he joined in 1976. From 1968 to 1976, Mr. Glarner was a Securities Analyst and Vice President in the Research Department of Dain Bosworth, Inc. Mr. Glarner has a B.A. in English from the University of St. Thomas, a J.D. from the University of Minnesota School of Law and is a Chartered Financial Analyst. Mr. Glarner supervised investments in approximately 100 small companies during his involvement with North Star Ventures. Mr. Glarner currently serves as a director on the following publicly-held companies: Aetrium, Cima Labs, Datakey, FSI, and SpectraScience. He is also a director of Oncotech, Inc.

         Daniel A. Baker, President, Chief Executive Officer and Director, age 44, was elected an officer and director of the Company in January, 2001. From 1993 until joining the Company, he was President and CEO of Printware, Inc., a public company that makes high-speed laser imaging systems. Dr. Baker has 25 years of experience in high-tech industries, including executive positions with Minntech Corporation and Percom Data Corporation. Dr. Baker holds Ph.D. and M.S. degrees in engineering from the University of Minnesota, an M.B.A. in finance from the University of Minnesota, and a B.S. in engineering from Case Western Reserve University. He holds 15 patents.

         James Daughton, Chief Technical Officer and Director, age 65, has been a director of the Company since its inception and Chief Technical Officer since January, 2001. He served as NVE's Chairman and CEO from the company's inception to January, 2001. From 1974 to 1989, Dr. Daughton held various research and product development positions at Honeywell, Inc. including Vice President of The Solid State Development Center. From 1964 to 1974, he developed magnetic and semiconductor memory devices at IBM Corporation.
Dr. Daughton holds a doctorate in electrical engineering from Iowa State University and is an adjunct professor of physics at the University of Minnesota. He has more than 20 issued or pending patents.

         Herbert Goronkin, Director, age 66, has been a director of the Company since 1995. From 1977 to the present, Dr. Goronkin has held various positions including the position of Vice President and Director of the Physical Research Laboratory at Motorola Laboratories in Phoenix, Arizona. Dr. Goronkin has more than 25 patents and has authored numerous papers. He received B.S., M.S. and Doctorate degrees in physics from Temple University in 1961, 1962 and 1973, respectively. He is a Fellow of the IEEE and a member of both the American Physical Society and Sigma Xi.

         Robert Irish, Director, age 62, has been a director of the Company since 1992. Additionally, Mr. Irish was a founding investor in NVE. Mr. Irish recently formed the RICE Group to consult in Information Technology. Since 1994, Mr. Irish has held a number of sales, consulting and technical positions, most recently with Compuware and Prodea Software. From 1988 to 1994, Mr. Irish acted as a consultant and co-investor with Norwest Venture Capital. From 1981 to 1988, Mr. Irish was the Executive Vice President of Centron DPL, responsible for technical marketing, product marketing and research and development. Prior to that time, from 1966 to 1981, Mr. Irish worked at IBM in management, sales and systems. Mr. Irish attended Rensselaer Polytechnic Institute and received a B.S. in Physics from Syracuse University in 1965. He has three issued patents dealing with magnetic intrusion detection systems.

         Jeffrey K. Kaszubinski, age 46, was designated for nomination by Cypress under their stock purchase agreement. Mr. Kaszubinski is currently president and CEO of Silicon Magnetic Systems, a Cypress Subsidiary Corporation which is developing magnetic random access memory (MRAM) technology and products. He has worked in the semiconductor memory business for 24 years, the past 15 at Cypress Semiconductor in a variety of executive positions, including product line management, manufacturing, quality assurance, and engineering. Prior to joining Cypress, Mr. Kaszubinski worked at Texas Instruments, Incorporated, where he led the development of ground-breaking nonvolatile memories. Mr. Kaszubinski received a BSEE degree in 1978 from the University of New Orleans and holds five nonvolatile memory patents.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         There were five meetings of the Board of Directors during the year ended March 31, 2002 ("Fiscal 2002"). The Board of Directors has established Audit and Compensation Committees. Both committees consist of Messrs. Glarner, Goronkin, and Irish.

         Each of the members of the Audit Committee is independent of management and the Company. The Audit Committee met four times in Fiscal 2002. The Report of the Audit Committee is included as an Exhibit to this Proxy Statement.

         The Compensation Committee reviews and recommends to the Board of Directors the compensation guidelines for executive officers and other key personnel and the composition and levels of participation in incentive compensation and fringe benefits for all employees. In addition, the committee oversees administration of the Company's 2000 Stock Option Plan. The Compensation Committee met three times in Fiscal 2002.

         No member of the Compensation Committee is or has been an officer of the Company. The Company has no compensation committee interlocks--that is, no officer of the Company serves as a Director or a compensation committee member of a company that has an officer or former officer serving on the Company's Board of Directors or the Compensation Committee.

         Each incumbent director attended at least 75% of all of the meetings of the Board of Directors and applicable committees held while each was a director during such fiscal year, except Messrs. Goronkin and Glarner attended 60% of the Board of Directors meetings and Mr. Goronkin attended one of the three Compensation Committee meetings.

                REMUNERATION OF MEMBERS OF THE BOARD OF DIRECTORS

         Non-employee members of the Board of Directors receive no cash compensation for their service on the Board. Mr. Irish is affiliated with a consulting company which received $15,207 for services provided to the Company in Fiscal 2002. Non-employee Directors receive an option to purchase
30,000 shares upon initial election and 10,000 on each reelection to the Board of Directors.

                             EXECUTIVE COMPENSATION

         The following table indicates the compensation paid in each of the past three fiscal years to the Company's Chief Executive Officer and each of the next most highly compensated executive officers whose total annual salary and bonus for Fiscal 2002 exceeded $100,000 ("Named Executive Officers"):

                                                 ANNUAL             OTHER COMP-
                                              COMPENSATION          ENSATION(1)
                           FISCAL YEAR   -----------------------    -----------
NAME AND TITLE             ENDED 3/31    SALARY(2)      BONUS(3)
--------------             -----------   ---------      --------
Daniel A. Baker(4)            2002       $175,000       $25,000       $40,250
   President and CEO          2001        $31,186             0        $7,173

James Daughton(5)             2002       $120,000       $80,000       $27,600
   Chief Technical Officer    2001       $150,000             0       $34,500
                              2000       $140,000       $80,000       $32,200

John Myers                    2002       $111,883       $12,500       $25,733
   Vice President,            2001       $107,600             0       $24,748
   Isolator Business Unit     2000       $103,040             0       $23,699

Jay Brown                     2002       $102,333       $12,500       $25,733
   Vice President,            2001        $94,215             0       $21,669
   Sensor Business Unit       2000        $89,370             0       $20,555

(1) Representing 2% matching contributions to the Company's Employee Retirement 401(k), together with other fringe benefits such as insurance premiums.
(2) As of March 1, 2002, base salaries of Messrs. Myers and Brown were increased to $115,000 and $106,000, respectively. The base salaries of Drs. Daughton and Baker remained unchanged.
(3) Bonuses earned in consideration of meeting certain business unit and Company goals in Fiscal 2002; paid in Fiscal 2003.
(4)      Dr. Baker joined the Company as President and CEO in January, 2001.
(5) Dr. Daughton was Chairman and CEO until assuming the position of Chief Technical Officer in January, 2001.

                        EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes Common Stock that may be issued as of March 31, 2002 on the exercise of options under our 2000 Stock Option Plan as Amended July 19, 2001. The Plan as Amended was approved by our shareholders.

                                                                   NUMBER OF
                                                                  SECURITIES
                                                                   REMAINING
                                NUMBER OF                        AVAILABLE FOR
                              SECURITIES TO                     FUTURE ISSUANCE
                               BE ISSUED                          UNDER EQUITY
                                 UPON                             COMPENSATION
                              EXERCISE OF     WEIGHTED-AVERAGE       PLANS
                              OUTSTANDING     EXERCISE PRICE OF   (EXCLUDING
                                OPTIONS,        OUTSTANDING       SECURITIES
                              WARRANTS AND    OPTIONS, WARRANTS   REFLECTED IN
                                RIGHTS          AND RIGHTS         COLUMN (A))
       PLAN CATEGORY             (A)                (B)               (C)
-------------------------------------------------------------------------------
Equity compensation plans
approved by security holders    2,497,750         $ 0.65              2,245,150

Equity compensation plans not
approved by security holders            -
                                -----------------------------------------------
Total at March 31, 2002         2,497,750         $ 0.65              2,245,150
                                ===============================================

                        OPTION GRANTS DURING FISCAL YEAR 2002

         The following table lists all grants of stock options to Named Executive Officers during the last fiscal year:

                                           PERCENT OF TOTAL
                 NUMBER OF SECURITIES      OPTIONS GRANTED
                  UNDERLYING OPTIONS    TO EMPLOYEES IN FISCAL   EXERCISE OR   EXPIRATION
NAME                   GRANTED (#)               YEAR             BASE PRICE       DATE
--------------   --------------------   ----------------------   -----------   ----------
James Daughton        113,000                   34%              $1.217         7/26/11

             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                      FISCAL YEAR-END OPTION VALUES

         The following table indicates the exercise of stock options during the last completed fiscal year by Named Executive Officers:

                                            NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                  UNDERLYING         IN-THE-MONEY OPTIONS
                 NUMBER OF                   UNEXERCISED OPTIONS           HELD AT
                   SHARES                     HELD AT MARCH 31,        MARCH 31, 2002
                ACQUIRED ON      VALUE       2002 (EXERCISABLE/         (EXERCISABLE/
      NAME        EXERCISE     REALIZED(1)       UNEXERCISABLE)         UNEXERCISABLE)(2)
-----------------------------------------------------------------------------------------
Daniel A. Baker        -             -       350,000/350,000         $239,540/$239,540
James Daughton         -             -       177,000/124,250         $294,124/$199,757
John Myers             -             -       231,875/118,125         $424,007/$216,003
Jay Brown         64,750      $101,228         47,250/92,750          $86,401/$169,603

(1)    Based of the market value at the date of exercise less the exercise price.
(2)    Based on the fair market value of the Company's Common Stock at March
       31, 2002 of $2.00 per share less the exercise price of the options.

                              EMPLOYMENT AGREEMENT

         Daniel A. Baker has an employment agreement with the Company which set his initial salary and contains non-competition, confidentiality and assignment of invention provisions benefiting the Company. The agreement may be terminated by either the Company or the employee upon thirty days written notice. In addition, the Company may terminate Dr. Baker's employment for cause and upon his death or incapacity.

                                 BONUS PROGRAM

         In Fiscal 2002 the Company implemented incentive compensation plans to provide an opportunity for executive officers and senior management to receive cash bonuses based on individual and Company performance. Bonuses (if any) will be given at the discretion of the Board of Directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of Common Shares and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with all Section 16(a) forms they file.

         To our knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all required Section 16(a) filings applicable to officers, directors and greater than ten percent shareholders in Fiscal 2002 were timely filed.

                            PROPOSALS OF SHAREHOLDERS

         Proposals of shareholders intended to be presented at our next annual meeting of shareholders must be received by the Secretary of NVE Corporation at our executive offices in Eden Prairie, Minnesota, no later than February 15, 2003 for inclusion in our proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, we will determine whether or not to include such proposal in our proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

                                  MISCELLANEOUS

         The Board of Directors is not aware that any matter other than those described in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is appended will be presented for action at the meeting. If, however, other matters do properly come before the meeting, it is the intention of the persons named in the proxy to vote the proxied shares in accordance with their best judgment on said matters.

         It is important that proxies be returned promptly with instructions as to voting. Shareholders who do not expect to attend the meeting in person are urged to mark, sign, date and send in the proxies by return mail.

By Order of the Board of Directors

June 25, 2002

                                    EXHIBIT
                             AUDIT COMMITTEE REPORT
                                  May 31, 2002

The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors, and acts under a written charter first adopted and approved by the Board of Directors on March 20, 2001. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 90 (Audit Committee Communications). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (independence discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has also considered whether the independent auditors provision of other non-audit services to the Company is compatible with the auditors' independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-KSB for the year ended March 31, 2002, for filing with the Securities and Exchange Commission.

FEES BILLED TO COMPANY BY ERNST & YOUNG, LLP DURING FISCAL 2002:

Audit Fees
Total fees of $29,500 were incurred by the Company relating to the audit of the March 31, 2002 financial statements, review of the financial statements included in the Company's Fiscal 2002 quarterly reports on Form 10-QSB and other matters directly relating to the March 31, 2002 audit and filing of the March 31, 2002 Form 10-KSB.

All Other Fees
Fees billed to the Company by Ernst & Young, LLP and associated entities during Fiscal 2002 for all other non-audit services rendered to the Company, primarily related to tax services, totaled $16,866.

AUDIT COMMITTEE MEMBERS
-----------------------
Terrence Glarner
Herbert Goronkin
Robert Irish

                             [NVE CORPORATION LOGO]

                    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard George and Daniel A. Baker, or either of them, the attorneys and proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of NVE Corporation, a Minnesota corporation (hereinafter called the "Company"), to be held on Thursday, July 25, 2002 at 3:30 p.m., local time, at the Company's headquarters, 11409 Valley View Road, Eden Prairie, Minnesota 55344, and any adjournment thereof, and thereat to vote the undersigned's shares in the Company.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                      SEE REVERSE FOR VOTING INSTRUCTIONS.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

1.  Election of directors: To elect the management slate of directors.
    01 Terrence Glarner   03 James Daughton   05 Robert Irish
    02 Daniel A. Baker    04 Herbert Goronkin 06 Jeffrey K. Kaszubinski
[ ] Vote FOR all nominees (except as marked) [ ] Vote WITHHELD from all nominees

Instructions: To withhold authority to vote for any nominee, strike a line through the name(s).

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned hereby acknowledges receipt of Notice of said Annual Meeting and the accompanying Proxy Statement, each dated June 25, 2002.

Date __________________________________

Signature(s) in Box
 ___________________________________________
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Please sign exactly as name appears on the label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.